Earnings per Share	6 Months Ended
Jun. 30, 2022
Earnings per Share
Earnings per Share

Note 8. Earnings per Share

Basic earnings per share is based on the weighted average number of common shares outstanding during the periods presented. Diluted earnings per share is based on the weighted average number of common shares outstanding, as well as dilutive potential common shares which, in the Company’s case, comprise shares issuable under convertible notes payable and stock options. The treasury stock method is used to calculate dilutive shares, which reduces the gross number of dilutive shares by the number of shares purchasable from the proceeds of the options and warrants assumed to be exercised. In a loss period, the calculation for basic and diluted earnings per share is considered to be the same, as the impact of potential common shares is anti-dilutive.

F-9

Table of Contents

The following table sets forth the computation of basic and diluted net loss per share for the three months ended:

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Numerator for basic and diluted net loss per share:
Net loss	$(833,200)	$(416,503)	$(1,701,434)	$(568,730)
Basic and diluted net loss per share	$(1.88)	$(1.07)	$(3.87)	$(1.46)

Weighted average common shares outstanding
Basic and diluted shares	443,953	389,845	440,005	388,675

Anti-dilutive shares excluded from net loss per share calculation	319,350	308,644	319,350	308,644

Certain common shares issuable under stock options and convertible notes payable have been omitted from the diluted net loss per share calculation because their inclusion is considered anti-dilutive because the exercise prices were greater than the average market price of the common shares or their inclusion would have been anti-dilutive.